UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 19, 2026

Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6496 University Parkway, Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Roper Technologies, Inc. 2021 Incentive Plan

Roper Technologies, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on May 19, 2026, in Sarasota, Florida (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved an amendment to the Roper Technologies, Inc. 2021 Incentive Plan (the original plan, the “2021 Plan,” and as amended as of May 19, 2026, the “Amended 2021 Plan”).

In general, the Amended 2021 Plan continues to allow the Compensation Committee of the Company’s Board of Directors to grant cash or equity-based compensation, primarily in the form of stock options, stock appreciation rights, restricted or unrestricted stock, restricted or deferred stock units, other stock- or cash-based awards, certain performance awards and dividend equivalents, to Company non-employee directors, officers and other employees of the Company and certain consultants to the Company. The purpose of the Amended 2021 Plan continues to be to promote the success and enhance the value of the Company by linking the individual interests of potential awardees to those of Company shareholders by providing such awardees with awards that incentivize performance or service and help the Company motivate, attract, and retain the services of potential awardees. Subject to adjustment as described in the Amended 2021 Plan and the Amended 2021 Plan’s share counting rules, a total of 23,409,479 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) have been approved for issuance or transfer for awards (consisting of 14,150,000 new shares approved in 2026 at the Annual Meeting and 9,259,479 shares previously approved by the Company’s shareholders for the 2021 Plan in 2021).

In particular, Company shareholder approval of the amendment to the 2021 Plan at the Annual Meeting: (1) increased the number of shares for issuance or transfer under the Amended 2021 Plan by 14,150,000 new shares of Common Stock; and (2) eliminated an exception to the one-year minimum vesting requirements for awards to Company non-employee directors.

A more detailed description of the Amended 2021 Plan was set forth in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2026 (the “Proxy Statement”) under the heading “Proposal 4: Approval of an Amendment to the Roper Technologies, Inc. 2021 Incentive Plan.” The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended 2021 Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Roper Technologies, Inc. Employee Stock Purchase Plan

At the Annual Meeting, the shareholders of the Company also approved an amendment and restatement of the Roper Technologies, Inc. Employee Stock Purchase Plan (the original plan, the “ESPP,” and as amended and restated effective July 1, 2026, the “Amended ESPP”). The Amended ESPP will become effective on July 1, 2026.

The purpose of the Amended ESPP is to help ensure that the Company is able to continue to provide employees interested in participating in the Amended ESPP with the opportunity to share in the Company’s future success by acquiring shares of Common Stock under purchase options. Subject to adjustments as described in the Amended ESPP, a total of 2,000,000 shares of Common Stock have been approved for purchase (consisting of 1,000,000 new shares approved in 2026 at the Annual Meeting and 1,000,000 shares previously approved by the Company’s shareholders for the ESPP in 2000).

In particular, Company shareholder approval of the Amended ESPP at the Annual Meeting (1) increased the aggregate number of shares of Common Stock authorized to be issued and sold under the Amended ESPP by 1,000,000; (2) increased participants’ permissible payroll deductions from a maximum of 10% to a maximum of 15% of compensation; (3) increased the discount applicable to purchases of Common Stock from 10% to 15%; (4) reduced the number of offering periods from four three-month offering periods to two three-month offering periods; and (5) made certain other administrative and conforming changes.

A more detailed description of the Amended ESPP was set forth in the Company’s definitive Proxy Statement for the Annual Meeting under the heading “Proposal 5: Approval of the Amended and Restated Roper Technologies, Inc. Employee Stock Purchase Plan.” The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended ESPP, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 19, 2026, in Sarasota, Florida. A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and proposals 2, 3, 4 and 5 were approved. Proposal 6 was not approved.

Proposal 1: Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	86,686,133	2,860,162	39,185	3,763,677
Amy Woods Brinkley	88,030,769	1,497,221	57,490	3,763,677
Irene M. Esteves	86,695,789	803,334	86,357	3,763,677
L. Neil Hunn	89,065,993	472,469	47,018	3,763,677
Robert D. Johnson	87,466,644	2,046,905	71,931	3,763,677
Thomas P. Joyce, Jr.	89,114,986	433,221	37,273	3,763,677
John F. Murphy	89,151,789	396,788	36,903	3,763,677
Laura G. Thatcher	86,658,125	2,890,002	37,353	3,763,677
Richard F. Wallman	86,315,141	3,199,150	71,189	3,763,677

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
83,849,113	5,263,112	473,255	3,763,677

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstentions
88,546,277	4,766,958	35,922

Proposal 4: Approval of an amendment to the Roper Technologies, Inc. 2021 Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
84,126,250	5,239,271	219,959	3,763,677

Proposal 5: Approval of the Amended and Restated Roper Technologies, Inc. Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
89,462,203	74,544	48,733	3,763,677

Proposal 6: Shareholder proposal regarding a strategic review of a proposed spin-off of the Application Software and Network Software segments.

For	Against	Abstentions	Broker Non-Votes
536,956	88,537,496	510,953	3,763,752

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Roper Technologies, Inc. 2021 Incentive Plan, as amended through May 19, 2026.

10.2	Roper Technologies, Inc. Employee Stock Purchase Plan, as amended and restated effective July 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: May 19, 2026	By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President, General Counsel and Corporate Secretary